                                                                    Exhibit 21.1


                            CTI GROUP (HOLDINGS) INC.

                              List of Subsidiaries
                              as of March 31, 1998


         Name                                          State of Incorporation
         ----                                          ----------------------

CTI Delaware Holdings Inc.                                   Delaware

CTI Data Solutions (USA) Inc.                                Delaware

CTI Soft-Com Inc.                                            Delaware

Telephone Budgeting Systems Inc.                             New York

Plymouth Communications Inc.                                 Delaware


         Name                                                Country
         ----                                                -------

CTI Data Solutions Ltd.                                      United Kingdom






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


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           CTI Group (Holdings) Inc.



                                           -----------------------------
Date:  July 9, 1999                        Anthony P. Johns,
                                           President & Chief Executive Officer,
                                           Chairman, Board of Directors



                            CTI GROUP (HOLDINGS) INC.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, this report was signed on behalf of the Registrant by the undersigned, and in the capacities and on the dates indicated.



July 9, 1999                               /s/ Anthony P. Johns
-------------                              --------------------
    Date                                   Anthony P. Johns,
                                           President & Chief Executive Officer,
                                           Chairman, Board of Directors
                                           (Principal Executive Officer)


July 9, 1999                               /s/ Francis O. Hunnewell
-------------                              ------------------------
    Date                                   Francis O. Hunnewell,
                                           Member, Board of Directors


July 9, 1999                               /s/ Rupert D. Armitage
-------------                              ----------------------
    Date                                   Rupert D. Armitage
                                           Member, Board of Directors


July 9, 1999                               /s/ Fred Rohn
-------------                              -------------
    Date                                   Fred Rohn
                                           Member, Board of Directors



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